SECURITIES AND EXCHANGE COMMISSION

                             WASHINGTON, D.C. 20549

                                   FORM 8-K/A

                                 CURRENT REPORT

                     PURSUANT TO SECTION 13 OR 15 (d) OF THE

                       SECURITIES AND EXCHANGE ACT OF 1934

         Date of Report (Date of Earliest Event Reported): March 7, 2005
                                                           -------------

                                   CHARTERMAC
                                   ----------
               (Exact Name of Registrant as Specified in Charter)

                                    Delaware
                                    --------
                 (State or other Jurisdiction of Incorporation)


                   1-13237                               13-3949418
                   -------                               ----------
          (Commission File Number)          (IRS Employer Identification Number)

                     625 Madison Avenue, New York, NY 10022
                     --------------------------------------
                    (Address of Principal Executive Offices)

       Registrant's telephone number, including area code: (212) 317-5700
                                                           --------------

                                 Not Applicable
       ------------------------------------------------------------------
          (Former Name or Former Address, if Changed Since Last Report


Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

__ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
__ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
__ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
__ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01(b).  Entry into a Material Definitive Agreement.
               -----------------------------------------

This Form 8-K/A amends and restates the Form 8-K filed by CharterMac on March 10, 2005 to correct the information under the column labeled "Cash Bonus" in the table set forth below, which, due to a clerical error, was incorrectly originally reported as $1,000,000 instead of the correct amount of $500,000.



Executive Bonuses and Long-Term Incentive Awards
------------------------------------------------

On March 7, 2005, the Compensation Committee of the Board of Trustees of CharterMac approved and ratified 2004 bonuses and incentive compensation grants under the company's Amended and Restated Incentive Share Plan for the following executive officers of CharterMac: Stuart J. Boesky, Chief Executive Officer; Marc D. Schnitzer, President; Alan P. Hirmes, Chief Financial Officer and Chief Operating Office; and Denise L. Kiley, Chief Credit Officer. The bonuses and awards are set forth in the following table:



------------------------------------------------------------------------------------------------------
Executive Officer   Cash Bonus       Value of Share   Number of Share  Value of          Number of
                                     Options          Options          Restricted        Restricted
                                                                       Common Shares     Common
                                                                                         Shares
------------------------------------------------------------------------------------------------------
Stuart Boesky       $500,000         $400,000            220,765       $400,000          16,367
------------------------------------------------------------------------------------------------------
Marc Schnitzer      $500,000         $400,000            220,765       $400,000          16,367
------------------------------------------------------------------------------------------------------
Alan Hirmes         $500,000         $317,051            174,985       $317,050          12,973
------------------------------------------------------------------------------------------------------
Denise Kiley        $500,000             -                  -              -               -
------------------------------------------------------------------------------------------------------


The effective date for the grants of share options and restricted common shares is January 3, 2005 (the "Effective Date"). The share options have a term of ten years. All share options and restricted common shares will vest over a three year period, with one third vesting on the first anniversary of the Effective Date. The number of share options was determined by utilizing a Black-Scholes model and the strike price on the options is $24.44, which was the closing price of the Company's common shares on the last trading day prior to the Effective Date, which strike price was greater than the closing price of the Company's common shares on the last trading day prior to the grant date. The number of restricted common shares was determined using $24.44 as a grant price.

                                   SIGNATURES

Pursuant to the requirements of the Securities and Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.



                                   CharterMac
                                   (Registrant)



                                   BY:    /s/ Stuart J. Boesky
                                          --------------------
                                          Stuart J. Boesky
                                          Chief Executive Officer
        March 10, 2005